UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2015
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On January 23, 2015, Pacific Premier Bancorp, Inc. (the “Company”) held a special meeting of shareholders (the "Special Meeting") to consider and vote upon (i) a proposal to approve the issuance of shares of the Company's common stock to the shareholders of Independence Bank pursuant to the Agreement and Plan of Reorganization, dated as of October 21, 2014, among the Company, Pacific Premier Bank and Independence Bank, pursuant to which Independence Bank will merge (the "Merger") with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution, and (ii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the issuance of shares of the Company's common stock in connection with the Merger.  At the Special Meeting, the Company's shareholders approved both proposals.  The following are the voting results of each matter submitted to the Company’s shareholders at the Special Meeting.

On the record date for the Special Meeting, there were 16,894,216 shares of the Company's common stock issued, outstanding and entitled to vote.  Shareholders holding 13,989,981 shares of Company common stock were present at the Special Meeting, in person or represented by proxy.

1.  Approval of the Issuance of Shares of Pacific Premier Common Stock.

For	Against	Abstain	Broker Non-Votes
13,925,849	15,937	48,195	None.

2.  Adjournment.

For	Against	Abstain	Broker Non-Votes
13,176,298.	583,309	230,374	None.

ITEM 7.01.                      REGULATION FD DISCLOSURE.

On January 27, 2015, the Company issued a press release announcing that it has completed the acquisition of Independence Bank (OTCQB: IDPK), a Newport Beach, California based state-chartered bank.  The acquisition was completed on January 26, 2015.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated January 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	January 27, 2015	By:	/s/ STEVE GARDNER
Steve Gardner
President and Chief Executive Officer